================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 13, 2007

 COMMISSION        REGISTRANT; STATE OF INCORPORATION;           IRS EMPLOYER
FILE NUMBER           ADDRESS; AND TELEPHONE NUMBER           IDENTIFICATION NO.
-----------        -----------------------------------        ------------------
   1-9513                 CMS ENERGY CORPORATION                  38-2726431
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                         JACKSON, MICHIGAN 49201
                              (517) 788-0550

   1-5611                CONSUMERS ENERGY COMPANY                 38-0442310
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                         JACKSON, MICHIGAN 49201
                              (517) 788-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The disclosures set forth under Item 2.01 hereof are hereby incorporated by reference in this Item 1.01.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On March 13, 2007, CMS Enterprises Company ("Enterprises"), a wholly owned subsidiary of CMS Energy Corporation ("CMS Energy"), completed the previously announced sale of its ownership interest in substantially all of its Argentine assets and its northern Michigan non-utility gas gathering, processing and pipeline businesses (the "Assets") together with certain related rights and interests, for $130 million net to Lucid Energy LLC ("Lucid") whose financial partners include Sociedad Argentina de Energia S.A., an Argentine company.
The $130 million of net proceeds were realized from a gross sale price of $156.9 million, netted against approximately $26.9 million in cash which was retained by one of the sold subsidiaries after receipt from Endesa, S.A. ("Endesa") in connection with Endesa's separate purchase of Enterprises' ownership interest in the El Chocon plant in Argentina pursuant to a partnership agreement right of first offer (as further described below). As a result of the exercise of the right of first offer, the El Chocon plant that was originally part of the Assets sold to Lucid was instead sold to Endesa. Immediately prior to completion of the sale of the Assets, Enterprises and Lucid entered into definitive purchase and sale agreements (the "Agreements") regarding the Assets. The Agreements contain indemnifications, guarantees, and representations and warranties that are typical for such sale transactions. The Agreements provide that Enterprises' liability for breaches of representation and warranties will be capped at the amount of $25 million for those relating to the Argentine assets and $5 million for those relating to the Michigan businesses. Copies of the Agreements are attached hereto as Exhibit 10.1, 10.2 and 10.3. A CMS Energy News Release announcing the completion of the sale is attached as Exhibit 99.1.

     On March 9, 2007, CMS Energy announced that it had sold its interest in El Chocon, an Argentine hydroelectric generating business to Endesa for $50 million. Of the $50 million, $23.1 million was paid to CMS Enterprises and the balance was paid to one of the subsidiaries sold to Lucid Energy. Enterprises' interest in El Chocon was originally part of the asset group that Lucid agreed to purchase pursuant to a binding letter of intent. The letter of intent was attached to CMS Energy's form 8-K filed on February 1, 2007 that is incorporated by reference herein. However, Endesa had a right of first offer on Enterprises' interest in El Chocon that it exercised. A CMS Energy News Release announcing Endesa's exercise of its right of first offer for El Chocon is attached as
Exhibit 99.2

     As a result of the sales to Endesa and Lucid, CMS Energy realized cash proceeds of $180 million, and will recognize an after-tax, non-cash loss of approximately $160 million in the first quarter of 2007. CMS Enterprises will maintain its interest in the TGN natural gas business in Argentina, which remains subject to a potential sale to the government of Argentina or other disposition. In recognition of Enterprises' commitment to sell its 23.5 percent interest in TGN, CMS Energy expects to record an after-tax impairment charge of approximately $140 million in the first quarter of 2007 to reflect the fair value of its TGN ownership interest.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(B) PRO FORMA FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed consolidated financial statements reflect adjustments to the historical consolidated financial statements of CMS Energy to give effect to the sale of interests in the Argentine and Michigan Businesses assuming the sale had been effective for the periods indicated. The sales will be accounted for as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" and Emerging Issues Task Force 03-13, "Applying the Conditions in Paragraph 42 of FASB Statement No. 144 in Determining Whether to Report Discontinued Operations".

Certain information and notes normally included in consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission governing pro forma information. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of CMS Energy, as contained in its 2006 Annual Report on Form 10-K.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet assumes the sale of interests in the Argentine and Michigan Businesses was consummated on December 31, 2006. Therefore, the loss on sale recognized at December 31, 2006 will ultimately differ from the actual loss that occurred at the March 13, 2007 date of sale. The Unaudited Pro Forma Condensed Consolidated Statements of Income
(Loss) assume the disposition occurred on January 1, 2004. The unaudited pro forma condensed consolidated financial statements are presented for purposes of illustration only, in accordance with the adjustments set forth below, and are not necessarily indicative of the financial position or results of operations that would have occurred had the sale been consummated on the dates as of which, or at the beginning of the period which, the sale is being given effect, nor are they necessarily indicative of future operating results or financial position of CMS Energy.

                             CMS ENERGY CORPORATION

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             AS OF DECEMBER 31, 2006
                                  (In Millions)

                                                           HISTORICAL
                                                          ADJUSTMENTS
                                                            AND SALE         PRO FORMA
                                           HISTORICAL     TRANSACTION       ADJUSTMENTS      PRO FORMA
                                           CMS ENERGY   (NOTES 1 AND 2)   (NOTES 1 AND 2)   CMS ENERGY
                                           ----------   ---------------   ---------------   ----------
ASSETS
Plant and property (at cost)                $12,642        $(250)            $  --           $12,392
Less accumulated depreciation, depletion
   and amortization                           5,317         (119)               --             5,198
                                            -------        -----             -----           -------
                                              7,325         (131)                              7,194
Construction work-in-progress                   651           --                --               651
                                            -------        -----             -----           -------
Net plant and property                        7,976         (131)(a)            --             7,845
Investments                                     598          (19)(a)            --               579
Cash and cash equivalents at cost, which
   approximates market                          351          130 (a)          (175)(b)           306
Accounts receivable, notes receivable,
   and accrued revenue, net                     808          (25)(a)            --               783
Inventories at average cost                   1,357           (6)(a)            --             1,351
Other current assets                            627           (2)(a)            --               625
Non-current assets                            3,654          (16)(a)            --             3,638
                                            -------        -----             -----           -------
TOTAL ASSETS                                $15,371        $ (69)            $(175)          $15,127
                                            =======        =====             =====           =======
STOCKHOLDERS' INVESTMENT AND LIABILITIES
Common stockholders' equity                 $     2        $  --             $  --           $     2
Other paid-in capital                         4,468           --                --             4,468
Accumulated other comprehensive loss           (318)         127 (c)            --              (191)
Retained deficit                             (1,918)        (161)(d)            --            (2,079)
Preferred stock                                 305           --                --               305
Long-term debt                                6,202           --              (175)(b)         6,027
Long-term debt related parties                  178           --                --               178
Non-current portion of capital and
   finance lease obligations                     42           --                --                42
                                            -------        -----             -----           -------
   Total capitalization                       8,961          (34)             (175)            8,752
Minority interests                               91           (3)(e)            --                88
Accounts payable                                564          (21)(f)            --               543
Other current liabilities                     1,592          (13)(f)            --             1,579
Non-current liabilities                       4,163            2 (f)            --             4,165
                                            -------        -----             -----           -------
TOTAL STOCKHOLDERS' INVESTMENT AND
   LIABILITIES                              $15,371        $ (69)            $(175)          $15,127
                                            =======        =====             =====           =======

       See notes to pro forma condensed consolidated financial statements.

                             CMS ENERGY CORPORATION

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                      FOR THE YEAR ENDED DECEMBER 31, 2006
                     (In Millions, except per share amounts)

                                                           HISTORICAL        PRO FORMA
                                           HISTORICAL     ADJUSTMENTS       ADJUSTMENTS      PRO FORMA
                                           CMS ENERGY   (NOTES 1 AND 2)   (NOTES 1 AND 2)   CMS ENERGY
                                           ----------   ---------------   ---------------   ----------
OPERATING REVENUE                            $6,810        $(199)(g)         $  --            $6,611
EARNINGS FROM EQUITY METHOD INVESTEES            89           (3)(h)            --                86
OPERATING EXPENSES                                                              --
   Fuel for electric generation                 984          (59)(i)            --               925
   Fuel costs mark-to-market at the MCV
      Partnership                               204           --                --               204
   Purchased and interchange power              829          (50)(i)            --               779
   Cost of gas sold                           2,131           --                --             2,131
   Other operating expense                    1,225          (18)(i)            --             1,207
   Maintenance                                  326          (15)(i)            --               311
   Depreciation, depletion, and
      amortization                              576          (13)(i)            --               563
   General taxes                                198           (1)(i)            --               197
   Asset impairment charges                     459           --                --               459
                                             ------        -----             -----            ------
                                              6,932         (156)               --             6,776
                                             ------        -----             -----            ------
OPERATING INCOME (LOSS)                         (33)         (46)               --               (79)
OTHER INCOME                                                                    --
   Gain on asset sales, net                      79           --                --                79
   Interest and dividends                        86           (5)(j)            --                81
   Other income                                  36           --                --                36
                                             ------        -----             -----            ------
                                                201           (5)                                196
FIXED CHARGES                                   511          (10)(k)           (12)(l)           489
                                             ------        -----             -----            ------
INCOME (LOSS) BEFORE INCOME TAXES AND
   MINORITY INTERESTS                          (343)         (41)               12              (372)
MINORITY INTEREST (OBLIGATIONS), NET           (100)          (1)(m)            --              (101)
INCOME TAX EXPENSE (BENEFIT)                   (158)         (19)(n)             4(o)           (173)
                                             ------        -----             -----            ------
INCOME (LOSS) FROM CONTINUING OPERATIONS
   BEFORE PREFERRED DIVIDENDS                   (85)         (21)                8               (98)
PREFERRED DIVIDENDS                              11           --                --                11
                                             ------        -----             -----            ------
INCOME (LOSS) FROM CONTINUING OPERATIONS
   AFTER PREFERRED DIVIDENDS                 $  (96)       $ (21)            $   8            $ (109)
                                             ======        =====             =====            ======
INCOME (LOSS) FROM CONTINUING OPERATIONS
   PER SHARE:
   Basic - Average Common Shares
           Outstanding                        219.9                                            219.9
         - Income (Loss) Per Average
           Common Share                      $(0.44)                                          $(0.50)
   Diluted - Average Common Shares
             Outstanding                      219.9                                            219.9
           - Income (Loss) Per Average
             Common Share                    $(0.44)                                          $(0.50)

       See notes to pro forma condensed consolidated financial statements.

                             CMS ENERGY CORPORATION

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                      FOR THE YEAR ENDED DECEMBER 31, 2005
                     (In Millions, except per share amounts)

                                                                    HISTORICAL      PRO FORMA
                                                      HISTORICAL   ADJUSTMENTS     ADJUSTMENTS      PRO FORMA
                                                      CMS ENERGY    (NOTES 1)    (NOTES 1 AND 2)   CMS ENERGY
                                                      ----------   -----------   ---------------   ----------
OPERATING REVENUE                                       $6,288      $(142) (g)      $ --            $6,146
EARNINGS FROM EQUITY METHOD INVESTEES                      125         (4) (h)        --               121
OPERATING EXPENSES                                                                    --
   Fuel for electric generation                            720        (40) (i)        --               680
   Fuel costs mark-to-market at the MCV Partnership       (200)        --             --              (200)
   Purchased and interchange power                         546        (38) (i)        --               508
   Cost of gas sold                                      2,297         --             --             2,297
   Other operating expense                               1,105        (13) (i)        --             1,092
   Maintenance                                             249        (10) (i)        --               239
   Depreciation, depletion, and amortization               525        (11) (i)        --               514
   General taxes                                           261         (1) (i)        --               260
   Asset impairment charges                              1,184         --             --             1,184
                                                        ------      -----           ----            ------
                                                         6,687       (113)            --             6,574
                                                        ------      -----           ----            ------
OPERATING INCOME (LOSS)                                   (274)       (33)            --              (307)
OTHER INCOME (DEDUCTIONS)
   Gain on asset sales, net                                  6         --             --                 6
   Interest and dividends                                   66         (2) (j)        --                64
   Other deductions                                        (15)        --             --               (15)
                                                        ------      -----           ----            ------
                                                            57         (2)                              55
FIXED CHARGES                                              489         (8) (k)       (12) (l)          469
                                                        ------      -----           ----            ------
INCOME (LOSS) BEFORE INCOME TAXES AND
   MINORITY INTERESTS                                     (706)       (27)            12              (721)
MINORITY INTEREST (OBLIGATIONS), NET                      (440)        (1) (m)        --              (441)
INCOME TAX  EXPENSE (BENEFIT)                             (168)       (16) (n)         4  (o)         (180)
                                                        ------      -----           ----            ------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
   PREFERRED DIVIDENDS                                     (98)       (10)             8              (100)
PREFERRED DIVIDENDS                                         10         --             --                10
                                                        ------      -----           ----            ------
INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER
   PREFERRED DIVIDENDS                                  $ (108)     $ (10)          $  8            $ (110)
                                                        ======      =====           ====            ======
INCOME (LOSS) FROM CONTINUING OPERATIONS PER SHARE:
   Basic - Average Common Shares Outstanding             211.8                                        211.8
         - Income (Loss) Per Average Common Share       $(0.51)                                      $(0.52)
   Diluted - Average Common Shares Outstanding           211.8                                        211.8
           - Income (Loss) Per Average Common Share     $(0.51)                                      $(0.52)

       See notes to pro forma condensed consolidated financial statements.

                             CMS ENERGY CORPORATION

     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                      FOR THE YEAR ENDED DECEMBER 31, 2004
                     (In Millions, except per share amounts)

                                                                    HISTORICAL      PRO FORMA
                                                      HISTORICAL   ADJUSTMENTS     ADJUSTMENTS      PRO FORMA
                                                      CMS ENERGY    (NOTES 1)    (NOTES 1 AND 2)   CMS ENERGY
                                                      ----------   -----------   ---------------   ----------
OPERATING REVENUE                                       $5,472      $(103) (g)      $ --            $5,369
EARNINGS FROM EQUITY METHOD INVESTEES                      115         (1) (h)        --               114
OPERATING EXPENSES                                                                    --
   Fuel for electric generation                            774        (29) (i)        --               745
   Fuel costs mark-to-market at the MCV Partnership         19         --             --                19
   Purchased and interchange power                         344        (17) (i)        --               327
   Cost of gas sold                                      1,786         --             --             1,786
   Other operating expense                                 954        (10) (i)        --               944
   Maintenance                                             256        (10) (i)        --               246
   Depreciation, depletion, and amortization               431        (12) (i)        --               419
   General taxes                                           270         (1) (i)        --               269
   Asset impairment charges                                160         --             --               160
                                                        ------      -----           ----            ------
                                                         4,994        (79)            --             4,915
                                                        ------      -----           ----            ------
OPERATING INCOME (LOSS)                                    593        (25)            --               568
OTHER INCOME
   Gain on asset sales, net                                 52         --             --                52
   Interest and dividends                                   27         --             --                27
   Other income                                             99         (2) (j)        --                97
                                                        ------      -----           ----            ------
                                                           178         (2)                             176
FIXED CHARGES                                              634        (11) (k)       (12) (l)          611
                                                        ------      -----           ----            ------
INCOME (LOSS) BEFORE INCOME TAXES AND
   MINORITY INTERESTS                                      137        (16)            12               133
MINORITY INTEREST (OBLIGATIONS), NET                        15         (1) (m)        --                14
INCOME TAX  EXPENSE (BENEFIT)                               (5)        (6) (n)         4  (o)           (7)
                                                        ------      -----           ----            ------
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
   PREFERRED DIVIDENDS                                     127         (9)             8               126
PREFERRED DIVIDENDS                                         11         --             --                11
                                                        ------      -----           ----            ------
INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER
   PREFERRED DIVIDENDS                                  $  116      $  (9)          $  8            $  115
                                                        ======      =====           ====            ======
INCOME (LOSS) FROM CONTINUING OPERATIONS PER SHARE:
   Basic - Average Common Shares Outstanding             168.6                                       168.6
         - Income (Loss) Per Average Common Share       $ 0.68                                      $ 0.68
   Diluted - Average Common Shares Outstanding           172.1                                       172.1
           - Income (Loss) Per Average Common Share     $ 0.67                                      $ 0.67

       See notes to pro forma condensed consolidated financial statements.

NOTE 1 - SALE OF INTERESTS IN THE ARGENTINE BUSINESSES AND THE MICHIGAN
BUSINESSES

As discussed in Item 2.01, CMS Energy has reflected, in the accompanying unaudited pro forma condensed consolidated financial statements, that the sale yielded CMS Energy total cash consideration of $180 million. The proceeds from the sale will be used to reduce debt. The sale resulted in an after-tax loss of $161 million calculated as of December 31, 2006 and reflected in retained deficit in the accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006. The loss was calculated as follows:

                                                                     In Millions
                                                                     -----------
Total cash consideration                                                $ 180
Net book value of assets sold                                            (202)
Recognition of cumulative foreign currency translation adjustments       (195)
Fair value liability (a)                                                  (25)
Selling expenses                                                           (5)
                                                                        -----
Loss on Sale Before Taxes                                                (247)
Tax benefit                                                                86
                                                                        -----
Net Loss on Sale                                                        $(161)
                                                                        =====

(a) Relates to the recognition of an estimated $25 million fair value of a liability related to claims on Gas Transmission and Generation assets in Argentina.

The Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) for the years ended December 31, 2005 and December 31, 2004 present the elimination of historical values to be reclassified as discontinued operations that were not required to be reflected in discontinued operations as of December 31, 2006. The Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) include the elimination of allocated parent interest of $7 million in 2006, $6 million in 2005, and $9 million in 2004. The after-tax loss resulting from this transaction has not been reflected in the accompanying Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss).

NOTE 2 - PRO FORMA ADJUSTMENTS

The following is a summary of the adjustments:

Condensed Consolidated Balance Sheets:

     (a) To reflect the removal of the interests in the Argentine Businesses' and the Michigan Businesses' assets and the receipt of $180 million in cash consideration.

     (b) To reflect the use of the net cash proceeds of $175 million to retire long-term debt, excluding any premiums assessed to retire long-term debt.

     (c) To reflect the reversal of $127 million, net of taxes, of certain cumulative amounts of the Argentine Businesses related foreign currency translation adjustments from Accumulated other comprehensive loss into earnings.

     (d) To reflect the earnings impact, net of tax, of the loss on the sale of our interests in the Argentine Businesses and the Michigan Businesses and the reclassification of cumulative foreign currency translation adjustments.

     (e)  To reflect the removal of Minority interests.

     (f) To reflect the removal of the interests in the Argentine Businesses' and the Michigan Businesses' liabilities.

Condensed Consolidated Statements of Income (Loss):

     (g) To reflect the elimination of historical Operating Revenue for the Argentine Businesses and the Michigan Businesses, assuming the disposition occurred as of January 1, 2004.

     (h) To reflect the elimination of historical Earnings from Equity Method Investees for the Argentine Businesses, assuming the disposition occurred as of January 1, 2004.

     (i) To reflect the elimination of historical Operating Expenses for the Argentine Businesses and the Michigan Businesses, assuming the disposition occurred as of January 1, 2004.

     (j) To reflect the elimination of historical Other Income (Loss) for the Argentine Businesses and the Michigan Businesses, assuming the disposition occurred as of January 1, 2004.

     (k) To reflect the elimination of historical Fixed Charges and allocated parent interest in the Argentine Businesses and the Michigan Businesses, assuming the disposition occurred as of January 1, 2004.

     (l) To reflect reduced interest expense at an average interest rate of 7.0 percent from the use of $175 million of net proceeds to reduce long-term debt outstanding assuming the disposition occurred as of January 1, 2004.

     (m) To reflect the elimination of Minority Interest (Obligations) in the Argentine Businesses.

     (n) To reflect the elimination of income tax expense applicable to CMS Enterprises' interest in the Argentine Businesses and the Michigan Businesses, assuming the disposition occurred as of January 1, 2004.

     (o) To reflect the income tax effects of the pro forma adjustments, assuming the disposition occurred as of January 1, 2004.

(D) EXHIBITS.

10.1 Common Agreement dated March 12, 2007 between CMS Enterprises Company and Lucid Energy, LLC.

10.2 Agreement of Purchase and Sale dated March 12, 2007 by and among CMS Enterprises Company, CMS Energy Investment, LLC, and Lucid Energy, LLC and Michigan Pipeline and Processing, LLC.

10.3 Agreement of Purchase and Sale dated March 12, 2007 by and among CMS Enterprises Company, CMS Generation Holdings Company, CMS International Ventures, LLC, and Lucid Energy, LLC and New Argentine Generation Company, LLC.

99.1 CMS Energy's News Release dated March 14, 2007.

99.2 CMS Energy's News Release dated March 9, 2007.

This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K and Consumers' Form 10-K for the Year Ended December 31, 2006 (CMS Energy's and Consumers' "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CMS ENERGY CORPORATION

Dated: March 14, 2007


                                        By: /s/ Thomas J. Webb
                                            ------------------------------------
                                            Thomas J. Webb
                                            Executive Vice President and
                                            Chief Financial Officer


                                        CONSUMERS ENERGY COMPANY

Dated: March 14, 2007


                                        By: /s/ Thomas J. Webb
                                            ------------------------------------
                                            Thomas J. Webb
                                            Executive Vice President and
                                            Chief Financial Officer